Consent of Swidler Berlin Shereff Friedman, LLP

     We hereby consent to the reference to our firm included in the prospectus and statement of additional information of Mercury Gold and Mining Fund of Mercury Funds, Inc. filed as part of Post-Effective Amendment No. 2 to the Registration Statement (File No. 333-65955) and to the use of our opinion of counsel, incorporated by reference to Exhibit 9 to the initial Registration Statement on Form N-1A (File No. 333-65955).

                                                                                                        /s/ Swidler Berlin Shereff Friedman, LLP
                                                                                                             Swidler Berlin Shereff Friedman, LLP

New York, New York
September 12, 2000